STATEMENT TO CERTIFICATEHOLDERS

Household Home Equity Loan Trust 2002-1

Distribution Number	5
Beginning Date of Collection Period	22-Jul-02
End Date of Collection Period	19-Aug-02
Distribution Date	20-Aug-02
Previous Distribution Date	22-Jul-02

Funds Disbursement
Available Funds for Distribution and Skip-A-Pay Advance/Reimbursement	40,918,771.88
Principal Collections	31,553,419.25
Interest Collections (net of servicing fee)	8,939,965.86
Servicing fee	425,386.77
Skip-A-Pay Advance	0.00
Skip-A-Pay Reimbursement Amount	0.00

Disbursements	40,918,771.88
Interest Paid to Certificates	1,602,132.96
Principal Paid to Certificates	38,891,252.15
Equity Certificate	-
Servicing Fee	425,386.77

Balance Reconciliation

Begin Principal Balance	1,020,928,250.34
Principal Collections (including repurchases)	31,553,419.25
Charge off Amount	34,137.17
End Principal Balance	989,340,693.92

Collateral Performance
Cash Yield (% of beginning balance)	11.01%
Charge off Rate (% of beginning balance)	0.04%
Net Yield	10.97%

Delinquent Loans
30-59 days principal balance of loans	17,187,702.16
30-59 days number of loans	200
60-89 days principal balance of loans	3,907,045.93
60-89 days number of loans	40
90+ days principal balance of loans	5,632,781.43
90+ days number of loans	56

Home Equity Loan Detail
Number purchased pursuant to 2.02, 2.04 and 3.01	-
Principal Balance purchased pursuant to 2.02, 2.04 and 3.01	-
Substitution Adjustment Amounts	-
Number outstanding beginning of period	10,639
Number outstanding end of period	10,349
Number that went into REO	4
Principal Balance that went into REO	800,254.99

Overcollateralization
Begin OC Amount	140,903,986.37
OC Release Amount	0.00
Extra Principal Distribution	7,303,695.73
End OC Amount	148,207,682.10

Target OC Amount	191,413,823.01
Interim OC Amount	140,869,849.20
Interim OC Deficiency	50,543,973.81

Monthly Excess Cashflow	7,303,695.73

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Total Certificate Principal Balance as Percent of Total Original Certificate Balance	83.00%

Interest Calculations
1 month LIBOR	1.84000%
Class A Formula Rate (1-mo. Libor plus 37bps)	2.21000%
Class A Pass-Through Rate	2.21000%
Class M Formula Rate (1-mo. Libor plus 82bps)	2.66000%
Class M Pass-Through Rate	2.66000%
Available Funds Cap	11.13734%

Class A Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	39.924272
2. Principal Distribution per $1,000	38.378250
3. Interest Distribution per $1,000	1.546022

B. Calculation of Class A Interest Due & Paid
1. Class A Pass-Through Rate	2.21000%
2. Days in Accrual Period	29

3. Class A Interest Due	1,392,611.75
4. Class A Interest Paid	1,392,611.75
5. Class A Supplemental Interest Amount Paid	0.00

6. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
7. Class A Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A Principal Due & Paid
1. Class A Certificate Principal Balance, BOP	782,244,079.68
2. Class A Principal Due	34,570,014.70
3. Class A Principal Paid	34,570,014.70
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A unpaid Principal Carry Forward Amount	0.00
6. Class A Certificate Principal Balance, EOP	747,674,064.98

7. Class A Certificate Principal Balance as a % of the Original Class A Certificate Principal Balance, EOP 0.8300379
8. Class A Certificate Principal Balance as a % of the Pool Balance, EOP	0.7557296

Class M Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	40.239073
2. Principal Distribution per $1,000	38.378250
3. Interest Distribution per $1,000	1.860823

B. Calculation of Class M Interest Due & Paid
1. Class M Pass-Through Rate	2.66000%
2. Days in Accrual Period	29

3. Class M Interest Due	209,521.21
4. Class M Interest Paid	209,521.21
5. Class M Supplemental Interest Amount Paid	0.00

6. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
7. Class M Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M Principal Due & Paid
1. Class M Certificate Principal Balance, BOP	97,780,184.29
2. Class M Principal Due	4,321,237.45
3. Class M Principal Paid	4,321,237.45
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount	0.00
6. Class M Certificate Principal Balance, EOP	93,458,946.84

7. Class M Certificate Principal Balance as a % of the Original Class M Certificate Principal Balance, EOP 0.8300379
8. Class M Certificate Principal Balance as a % of the Pool Balance, EOP	0.0944659